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                                                                 EXHIBIT 10.32

                       [The Presley Companies Letterhead]



March 30, 1999

William Lyon Homes, Inc.
4490 Von Karman Avenue
Newport Beach, California  92660

Attention:     General William Lyon

               This letter amends the Agreement in Principle, dated December 31, 1998 (the "Letter of Intent"), between William Lyon Homes, Inc., a California corporation ("WL Homes"), The Presley Companies, a Delaware corporation ("Presley-Del.") and Presley Homes, a California corporation ("Presley-Cal."). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Letter of Intent. The Letter of Intent is hereby amended as follows:

               1. The reference to "March 31, 1999" in Section 11 (Term) is hereby amended to read "April 30, 1999".

               2. The reference to "March 31, 1999" in Section 4 (Exclusive Negotiations) is hereby amended to read "April 30, 1999".

               3. The reference to "March 31, 1999" in Section 2(g) (Terms and Conditions) is hereby amended to read "April 30, 1999".

               4. Notwithstanding Section 4 (Exclusive Negotiations) of the Letter of Intent, WL Homes may participate in discussions and negotiations with the holders of Presley's Series B Common Stock (the "Series B Holders") regarding the purchase by WL Homes of such percentage of the Series B Holder's shares so as to reduce such Series B Holder's ownership interest in Presley-Del.'s Common Stock to between 4.9% and 5% of Presley-Del.'s outstanding Common Stock following consummation of the Transactions (provided, however, that WL Homes may also seek commitments from the Series B Holders to sell additional shares to WL Homes to the extent that the number of Series A shares tendered in response to the Offer is below the minimum threshold agreed upon by Presley-Del. and WL Homes in a Definitive Agreement). Any such discussions and negotiations are to be conducted exclusively in respect of Section 2(d) and Section 2(i) of the Letter of Intent to obtain the consent of the Series B Holders to the Transactions and to structure the Transac-





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tions so as to avoid triggering the change of control tax provisions that would result in the loss of Presley-Del.'s net operating losses for tax purposes. WL Homes shall promptly notify the Special Committee of the Board of Directors of Presley-Del. (the "Special Committee") regarding the details of any such discussions and negotiations. WL Homes shall not enter into any agreement with any Series B Holder prior to receiving the written approval from the Special Committee or Presley's Board of Directors.

               5. For purposes of the Confidentiality Agreement, dated October 20, 1998, between The Presley Companies and WL Homes, The Presley Companies hereby represents and warrants to WL Homes that the Special Committee of the Board of Directors of The Presley Companies has duly approved of the actions which are permitted to be taken by WL Homes pursuant to the preceding paragraph 4.

               If this letter is satisfactory to you as a basis for proceeding toward a Definitive Agreement, please so signify on the enclosed copy of this letter and return it to us at the above address.


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                                    THE PRESLEY COMPANIES,
                                    A DELAWARE CORPORATION


                                    By:      /s/ Nancy Harlan
                                            ------------------------------------
                                            Nancy Harlan
                                            Senior Vice President
                                                   and General Counsel


                                    By:      /s/ Linda Foster
                                            ------------------------------------
                                            Linda Foster
                                            Vice President and Corporate
                                                   Secretary

                                 PRESLEY HOMES,
                                    A CALIFORNIA CORPORATION


                                    By:     /s/ Nancy Harlan
                                            ------------------------------------
                                            Nancy Harlan
                                            Senior Vice President
                                                   and General Counsel


                                    By:     /s/ Linda Foster
                                            ------------------------------------
                                            Linda Foster
                                            Vice President and Corporate
                                                   Secretary


AGREED, AS OF MARCH 30, 1999:

WILLIAM LYON HOMES, INC.,
A CALIFORNIA CORPORATION


By:     /s/ William Lyon
        -----------------------------
        William Lyon
        Chairman, President & CEO